GOODWILL	12 Months Ended
Dec. 31, 2014
GOODWILL [Abstract]
GOODWILL

10. GOODWILL

The changes in the carrying amount of goodwill by segment for the years ended December 31, 2013 and 2014 were as follows:

	Better Schools			Better Jobs
		K-12		Career
	Tutoring	Schools	Subtotal	Enhancement	Consolidated
	RMB	RMB	RMB	RMB	RMB
Balance as of January 1, 2013	236,141	135,530	371,671	63,479	435,150
Goodwill balance deconsolidated (Note 26)	(87,308)	-	(87,308)	(5,838)	(93,146)
Foreign currency translation adjustments	(4,956)	(2,947)	(7,903)	(963)	(8,866)
Balance as of December 31, 2013	143,877	132,583	276,460	56,678	333,138
Goodwill impairment	(99,846)	(108,112)	(207,958)	(21,956)	(229,914)
Disposal of Zhongcheng (Note 25)	-	-	-	(1,718)	(1,718)
Goodwill balance deconsolidated (Note 26)	(17,775)	-	(17,775)	-	(17,775)
Foreign currency translation adjustments	353	344	697	113	810
Balance as of December 31, 2014	26,609	24,815	51,424	33,117	84,541

In 2014, the Group elected to start with the quantitative two-step process in the impairment test for goodwill. In September 2014, management intended to dispose Jinghan Group to improve the Group's cash flow. The disposal of Jinghan Group was completed by April 8, 2015. Please refer to Note 2 and 24 (d). Jinghan Group was the largest component of the Group and contributed 62% of the Group's revenue in 2014. The assets and liabilities of Jinghan Group, including goodwill, were classified as held for sale as of September 30, 2014. Hence, Jinghan Group was excluded from the cash flow projections for goodwill impairment test, resulting in much lower projections of cash flows for tutoring segment. Besides, the management noted significant decreased student enrollments for K-12 schools in 2014. Such downturn was out of management's expectation since K-12 did not record significant decrease in student enrollments during the past few years. Management considered the downturn was attributable to the change of population structure in the local area and would last for a long period. Hence, lower projections of cash flows were used for K-12 segment. The performance of career enhancement was not as good as management's expectation due to a lasting effect of the negative news since 2012, hence lower projections of cash flows were used for career enhancement segment. Other key assumptions besides cash flow projections included discount rates in the range from 16% to 17% and terminal growth rate of 3%. As a result of the above factors, the Group recorded an impairment loss related to goodwill in amount of RMB 229,914 for the year ended December 31, 2014. Goodwill impairment loss recognized in 2012 and 2013 was RMB 478,710 and RMB nil.